Short Term Loan	12 Months Ended
Dec. 31, 2012
Short Term Loan [Abstract]
Short Term Loan
Note 10 - Short-Term Loan

In 2012 the Company received various short-term loans totaling $4,160 from Bank Mizrahi and Bank Leumi L'Israel. The loans are each for up to twelve months and accrue interest in the range of Libor + 3% to Libor + 3.5%.

In August and December 2011 the Company received short-term loans of $1,500 each from Bank Mizrahi and Bank Leumi L'Israel. The loans were for periods of nine months and twelve months, respectively and accrue interest at a rate of Libor + 3.70% and Libor + 3.8%, respectively. These loans were fully repaid in accordance with the original terms.